SCHEDULE 14A INFORMATION
                Proxy Statement Pursuant to Section 14(a) of the
                         Securities Exchange Act of 1934


Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]
Check the appropriate box:
[X]  Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(2)(2))
[ ]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                           BAYWOOD INTERNATIONAL, INC.
                (Name of Registrant as Specified In Its Charter)

        _________________________________________________________________
     (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[X]  No fee required.
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     1)   Title of each class of securities to which transaction applies:

     2)   Aggregate number of securities to which transaction applies:

     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

     4)   Proposed maximum aggregate value of transaction:

     5)   Total fee paid:

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of filing.

     1)   Amount Previously Paid:

     2)   Form, Schedule or Registration Statement No.:

     3)   Filing Party:

     4)   Date Filed:

                           BAYWOOD INTERNATIONAL, INC.


June  11,  2004


Dear  Stockholder:


     On behalf of the Board of Directors, it is my pleasure to invite you to attend the Annual Meeting of Stockholders (the "Annual Meeting") of Baywood International, Inc. (the "Company") to be held on July 16, 2004, at 10:30 A.M., local time, at Gainey Suites Hotel, 7300 East Gainey Suites Drive, Scottsdale, Arizona 85258. Information about the meeting is presented on the following pages.

     In addition to the formal items of business to be brought before the meeting, members of management will report on the Company's operations and answer stockholder questions.

     Your vote is very important. Please ensure that your shares will be represented at the meeting by completing, signing, and returning your proxy card in the envelope provided, even if you plan to attend the meeting. Sending us your proxy will not prevent you from voting in person at the meeting should you wish to do so.


Sincerely,

/s/  Neil  Reithinger
---------------------

Neil  Reithinger
Chairman of the Board, President & Chief Executive Officer

                           BAYWOOD INTERNATIONAL, INC.
                  NOTICE AND PROXY STATEMENT FOR JULY 16, 2004
                         ANNUAL MEETING OF STOCKHOLDERS


To  our  Shareholders:


     The Annual Meeting of Stockholders (the "Annual Meeting") of Baywood International, Inc. (the "Company") will be held at Gainey Suites Hotel, 7300 East Gainey Suites Drive, Scottsdale, Arizona 85258 on July 16, 2004, at 10:30 A.M. local time, for the following purposes:

1.   To elect five (5) directors, each to serve a term of one year;

2. To amend the Company's Articles of Incorporation to increase the number of authorized shares of the Company's common stock to 100,000,000;

3.   To approve the Company's 2004 Stock Option Plan (the "2004 Plan");

4. To approve and ratify the selection of Epstein, Weber & Conover, P.L.C. as the Company's independent public accountants for 2004;

5.   To  transact  any  other  business  as  may properly come before the Annual
     Meeting.

     The Board of Directors has fixed the close of business on June 11, 2004, as the record date for determining those stockholders who are entitled to receive notice of and vote at the Annual Meeting or any adjournment of that meeting. Shares of the Company's common stock can be voted at the Annual Meeting only if the holder is present at the Annual Meeting in person or by valid proxy. A copy of the Company's 2003 Annual Report to stockholders, which includes audited financial statements, is enclosed.

     YOUR VOTE IS IMPORTANT. TO ENSURE YOUR REPRESENTATION AT THE ANNUAL MEETING, YOU ARE REQUESTED TO PROMPTLY DATE, SIGN AND RETURN THE ACCOMPANYING PROXY CARD IN THE ENCLOSED ENVELOPE.


By Order of The Board of Directors,

/s/  Karl  H.  Rullich
----------------------

Karl H. Rullich
Secretary
Scottsdale, Arizona
June 11, 2004

                           BAYWOOD INTERNATIONAL, INC.
                         14950 NORTH 83RD PLACE, SUITE 1
                           SCOTTSDALE, ARIZONA  85260

                                 PROXY STATEMENT

     This Proxy Statement is furnished in connection with the solicitation of proxies from the stockholders of Baywood International, Inc. for use at the Annual Meeting of Stockholders of the Company (the "Annual Meeting") to be held on July 16, 2004. THE ENCLOSED PROXY IS SOLICITED BY THE BOARD OF DIRECTORS OF THE COMPANY. If not otherwise specified, all proxies received pursuant to the solicitation will be voted FOR the director nominees named below; FOR the amendment to the Company's Articles of Incorporation to increase the number of authorized shares of the Company's common stock to 100,000,000; FOR the approval of the Company's 2004 Stock Option Plan (the "Plan"); FOR the ratification and selection of Epstein, Weber & Conover, P.L.C. as the Company's independent public accountants for 2004; and FOR authority to transact any other business as may properly come before the Annual Meeting. The address of the Company's principal executive offices is 14950 North 83rd Place, Suite 1, Scottsdale, Arizona 85260.

     This Proxy Statement, the proxy card, and the Company's 2003 Annual Report were first mailed on or about June 18, 2004, to the stockholders of record at the close of business on June 11, 2004 (the "Record Date").

     THE TERMS "WE," "OUR," "US," OR THE "COMPANY" REFER TO BAYWOOD INTERNATIONAL, INC. AND ITS SUBSIDIARIES.

                    REVOCABILITY OF PROXY AND VOTING OF PROXY

     A proxy given by a stockholder may be revoked at any time before it is exercised by giving another proxy bearing a later date, by notifying the Secretary of the Company in writing of such revocation at any time before the proxy is exercised, or by attending the meeting in person and casting a ballot. Any proxy returned to the Company will be voted in accordance with the instructions indicated thereon. If no instructions are indicated on the proxy, the proxy will be voted for the election of the nominees for Directors named herein and in favor of all other proposals described herein. Because abstentions with respect to any matter are treated as shares present or represented and entitled to vote for the purposes of determining whether that matter has been approved by the stockholders, abstentions have the same effect as negative votes. Broker non-votes and shares as to which proxy authority has been withheld with respect to any matter are not deemed to be present or represented for purposes of determining whether stockholder approval of that matter has been obtained. A broker non-vote occurs when a nominee voting holding shares for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary voting power with respect to the item and has not received voting instructions from the beneficial owner.

     The Company will bear the cost of solicitation of proxies, which will be nominal and will include reimbursements for the charges and expenses of brokerage firms and others for forwarding solicitation material to beneficial owners of the Company's common stock. Proxies will be solicited by mail and may be solicited personally by directors, officers or our regular employees, who will not be compensated for their services.

     The Company knows of no reason why any of the director nominees named herein would be unable to serve. In the event, however, that any nominee named should, prior to the election, become unable to serve as a director, the proxy will be voted in accordance with best judgment of the persons named therein. The Board of Directors knows of no matters, other than as described herein, that are to be presented at the meeting, but if matters other than those herein mentioned properly come before the meeting, the proxy will be voted by the persons named in a manner that such persons (in their judgment) consider to be in the best interests of the Company.

                  RECORD DATE AND VOTING SECURITIES OUTSTANDING

     Only stockholders of record at the Record Date are entitled to vote at the meeting. As of the Record Date, there were 35,318,235 shares of our common stock (the "Common Stock") issued and outstanding. Each stockholder entitled to vote shall have one (1) vote for each share of Common Stock registered in such stockholder's name on the books of the Company as of the Record Date.

                          ANNUAL REPORT ON FORM 10-KSB

     Our Annual Report on Form 10-KSB for the fiscal year ended December 31, 2003 (the "Annual Report"), which is being mailed to stockholders with this Proxy Statement, contains financial and other information about us and is incorporated into this Proxy Statement by reference for purposes of providing information required by Regulations 14A or 14C of the Securities Exchange Act of 1934, as amended (the "Exchange Act") for purposes of Proposal Nos. 2 and 3 below. We will provide to each stockholder as of the Record Date, a copy of any exhibits listed in the Annual Report, upon receipt of a written request and a check for $20.00 to cover our expense in furnishing such exhibits. Any such requests should be directed to the Company's Secretary at our executive offices set forth in this Proxy Statement.

     Set forth below are the proposals to be considered by stockholders at the Annual Meeting. Following the description of each proposal is important information about the Company's management and its Board of Directors; executive compensatory transactions between the Company and its officers, directors and affiliates; stock owned by management and other large stockholders; and how shareholders may make proposals at the Annual Meeting. Each stockholder should read this information before completing and returning the enclosed proxy card.

                                PROPOSAL NUMBER 1
                              ELECTION OF DIRECTORS

     The Board of Directors has nominated five (5) persons to serve on the Board of Directors commencing with the 2004 Annual Meeting. The following persons are nominated to serve on our Board of Directors until the 2005 Annual Meeting of Stockholders or until their successors are duly elected and qualified. Information concerning the compensation of officers and directors, their stock ownership in the Company, and transactions between officers, directors and ten percent (10%) or greater shareholders is set forth below.

NOMINEE NAME       AGE  DIRECTOR SINCE          POSITION AND OFFICES HELD
-----------------  ---  --------------  -----------------------------------------
 Neil Reithinger    34       1997       Chairman of the Board, President & C.E.O.
 Karl H. Rullich    70       1991          Vice President, Secretary & Director
   Samuel Lam       51       2001                       Director
O. Lee Tawes, III   56       2001                       Director
   Carmen Choi      28       2001                       Director

BIOGRAPHICAL INFORMATION RELATED TO DIRECTORS AND EXECUTIVE OFFICERS OF COMPANY

     Biographical Information concerning each nominee for Director is as follows.

     MR. NEIL T. REITHINGER has been the Company's Chairman of the Board, President and Chief Executive Officer since April 3, 1998, and previously served as Interim President from December 10, 1997. He was elected as a Director on February 18, 1997. He was elected Chief Financial Officer, Secretary and
Treasurer on October 28, 1996. Mr. Reithinger had been Controller of the Company since January 1994. Prior to joining the Company and from July 1992 through December 1993, Mr. Reithinger worked for Bank of America. He received a Bachelors of Science degree in accounting from the University of Arizona in 1992 and his certification as a Certified Public Accountant in 1996.

     MR. KARL H. RULLICH has been a Director since 1991. He was appointed Vice President on April 3, 1998 and has served as the Company's Director of International Sales since May 1996. Prior to April 19, 1996, he served as President, Chief Executive Officer and Treasurer of the Company. He worked as a Marketing Director, General Manager and Vice President for Pfizer Hospital Products Group in their international businesses and operations for over 25 years. Mr. Rullich holds a degree in economics from the Business College in Essen, Germany. He emigrated from Germany to the United States in 1956 and became a naturalized citizen in 1961.

     MR. SAMUEL LAM was nominated and elected to the Board of Directors of the Company at a Special Meeting of the Board of Directors held on March 1, 2001, by an affirmative vote of a majority of the Board of Directors. Mr. Lam has been the Managing Director of Hong Kong Trustful Pharmaceutical, Ltd. ("HKTPCO") (the Company's exclusive marketer and distributor for Asia) since its formation in 2000, where he oversees the sales, marketing operations and development of distribution in Hong Kong, China and other Asian countries. Mr. Lam joined Early Light Industrial, Ltd., one of the three largest toy manufacturers in Hong Kong, as Marketing Director from 1997 to 1999. Mr. Lam has been such company's Assistant Managing Director since January 2000. Prior to 1997, Mr. Lam was Assistant General Manager since 1992 at Inexo, Ltd., the exclusive distributor for Samsonite in Hong Kong and China. Prior to that, Mr. Lam had held various senior marketing positions for consumer products companies throughout the past 20 years including Inchcape Hong Kong, Ltd., a subsidiary of The Inchcape Group of the United Kingdom. He received his Bachelor of Commerce degree from Dalhousie University in Canada and has also earned the memberships of several management and marketing institutes in the United Kingdom.

     MR. O. LEE TAWES, III was nominated and elected to the Board of Directors of the Company at a Special Meeting of the Board of Directors held on March 1, 2001, by an affirmative vote of a majority of the Board of Directors. Since
1999, he has been a Managing Director at C.E. Unterberg, Towbin, an investment and merchant banking firm specializing in high growth technology companies. Mr. Tawes came to C.E. Unterberg, Towbin from CIBC World Markets, where he was Director of Equity Research from 1991 to 1999. He was also Chairman of the Stock Selection Committee at CIBC, a member of the firm's Executive Committee, and Commitment Committee. From 1972 to 1990, Mr. Tawes was an analyst covering the food and diversified industries at Goldman Sachs & Co. from 1972 to 1979, and Oppenheimer from 1979 to 1990. As food analyst, he was named to the Institutional Investor All America Research Team five times from 1979 through 1989. Mr. Tawes is a graduate of Princeton University and received his MBA from Darden School at the University of Virginia.

     MS. CARMEN CHOI was nominated and elected to the Board of Directors at a Special Meeting of the Board of Directors held on May 4, 2001, by an affirmative vote of a majority of the Board of Directors. Since August 2000, Ms. Choi has been a member of the Board of Directors of both HKTPCO and Healthy International Limited, which is in the business of research, marketing and distribution of unique high-quality healthcare products for the promotion of a healthy life for people in Hong Kong and China and is the sister company to HKTPCO. At Healthy International Limited, Ms. Choi has been actively involved in the strategic planning of sales and marketing activities of the Company's products in the Hong Kong market. Ms. Choi is also a director of Beauty Tech, a sister company to Healthy International, which specializes in the training of skin care and beauty make-up. In addition, Ms. Choi has been a senior executive since 1998 in Early Light Industrial Co., Ltd, one of the three largest toy manufacturers in Hong Kong that is owned and controlled by the Company's major shareholder, Dr. Francis Choi. She received her Bachelor of Arts degree from Pine Manor College in Boston, Massachusetts in 1997. Ms. Choi is the daughter of Dr. Francis Choi, the Company's single largest shareholder.

                        VOTE REQUIRED AND RECOMMENDATION
                        --------------------------------

     Each director must receive a plurality of votes cast at the Annual Meeting. Each director nominee has consented to serve. The Board of Directors recommends that the stockholders vote FOR all of the director nominees.

                                PROPOSAL NUMBER 2
      AMEND THE COMPANY'S ARTICLES OF INCORPORATION TO INCREASE THE NUMBER OF
         AUTHORIZED SHARES OF THE COMPANY'S COMMON STOCK TO 100,000,000

     The proposal to amend our Articles of Incorporation to increase the number of authorized shares of our common stock from 50,000,000 shares to 100,000,000 shares will be approved if holders of a majority of shares of common stock represented at the 2004 Annual Meeting vote in favor of such proposal. Abstentions and broker "non-votes" will have the effect of a vote against the proposal.

     On May 18, 2004, we entered into a non-binding letter of intent to negotiate the purchase of the outstanding capital stock of Aidan Products, L.L.C. ("Aidan"), a specialty nutraceutical company with annual sales of over $1,000,000 focusing on immunology and angiogenesis products that are sold through healthcare practitioner channels. As part of the potential purchase, we may issue up to 20,000,000 shares of our Common Stock. Shareholder approval of an increase in the number of authorized shares of our Common Stock will enable us to complete this transaction if we can negotiate a mutually acceptable purchase agreement with Aidan. If we complete the purchase of Aidan and issue up to 20,000,000 shares of our Common Stock, each current shareholder will be diluted by approximately 57%. At this time, there is no assurance that we will complete the purchase of Aidan or enter into a mutually acceptable purchase agreement.

     At the time of the filing of the Proxy Statement, we are unable to more fully describe the potential transaction with Aidan as we have not entered into a definitive purchase agreement. There will be no further solicitation of shareholder approval if we enter into a definitive stock purchase agreement for the purchase of Aidan shares. The authorization of additional shares of our common stock is to provide the Company with greater flexibility in pursuing potential merger or acquisition opportunities.

     The Board of Directors believes that the proposed increase in the number of authorized shares is appropriate so that shares will be available to complete the purchase of Aidan, enable the Company to complete any private placement of the Company's equity securities for future financings to grow our business, enable us to entertain other possible acquisition opportunities and for other corporate purposes. A copy of the amendment language is attached hereto as Exhibit "1".
------------

                        VOTE REQUIRED AND RECOMMENDATION
                        --------------------------------

     The affirmative vote of a majority of the shares of common stock present or represented by proxy and voting at the Annual Meeting is required for approval of this proposal. The Board of Directors recommends a vote FOR approval of an increase in the Company's authorized shares of common stock from 50,000,000 shares to 100,000,000.

                                PROPOSAL NUMBER 3
                       APPROVE THE 2004 STOCK OPTION PLAN

     We have maintained a Stock Option Plan since 1992 to enable certain officers, directors and other key employees to participate in the ownership of the Company. The current stock option plan in effect is the 1996 Incentive Stock Option Plan (the "1996 Plan"). The Board of Directors voted to terminate further option grants under the 1996 Plan, effective as of June 1, 2004, subject to our shareholders approving the 2004 Stock Option Plan (the "2004 Plan") described below. The term "stock grant," as used in this Proxy Statement, refers to a grant of either stock options or restricted stock.

     At the Annual Meeting, shareholders will be asked to approve the 2004 Plan that will commence

August 1, 2004. If the 2004 Plan is approved by shareholders, 5,000,000 shares will be reserved for issuance under the 2004 Plan and 6,500,000 shares will continue to be reserved under the 1996 Plan for stock grants previously made under that Plan, for a total of 11,500,000 shares available for stock grants under both plans, or 35% of our issued and outstanding Common Stock, as of March 31, 2004 assuming all options under both plans were granted and exercised. If shareholders approve the amendment to the Company's Articles of Incorporation, shares available for issuance under the 1996 Plan and 2004 Plan will constitute approximately 11.5% of our authorized Common Stock. If shareholders approve the 2004 Plan, option grants issued under the 1996 Plan will continue in effect and may be exercised on the terms and conditions under which the grants were made, but no further stock grants will be made under the 1996 Plan. If the 2004 Plan is approved by shareholders, any new stock grants will be made only under the 2004 Plan.

     The Common Stock reserved for issuance under the 2004 Plan has an aggregate market value of $150,000, based on the price of our Common Stock of $0.05 per share as of March 31, 2004. Common Stock reserved for options issued and outstanding under the 1996 Plan, as of March 31, 2004, had an aggregate market value of $325,000, based on our Common Stock price of $0.05 per share as of March 31, 2004.

     A  copy of the 2004 Plan is set forth in Exhibit 2 to this Proxy Statement.
                                              ---------

     The 2004 Plan is broad-based and is designed to attract and retain certain officers, directors, key employees and other persons to provide them long-term incentives if our Company continues to grow, and to align their interests with the interests of our shareholders. The 2004 Plan is administered by the Compensation Committee of our Board of Directors (the "Compensation Committee"). The 2004 Plan allows the Compensation Committee to grant incentive stock options ("ISOs"), nonqualified stock options ("NSOs"), and restricted stock to our employees as a form of incentive compensation.

     The 2004 Plan reserves 1,000,000 shares of Common Stock for option grants to independent directors out of the total of 5,000,000 shares reserved for issuance under the 2004 Plan. If a director terminates service within one year after the date of the grant, his option or any shares obtained through option exercises will be forfeited.

     All stock grants made under the 2004 Plan will be evidenced by a written agreement between the

Company and the participant. ISOs granted under the Plan are issued at the fair market value of a share of Common Stock on the date of grant. Under the 2004 Plan, NSOs, restricted stock grants and options issued to directors are issued at fair market value as of the date of grant. See "Executive Compensation - Stock Option Plan," below. Common Stock reserved for stock grants made under the Plan is automatically increased upon the occurrence of any stock split, reverse stock split, subdivision, stock dividend, reorganization or reclassification of our stock, without further action by the Company. Participants exercise no rights as shareholders of the Company with respect to shares subject to any stock grant until a stock certificate is issued following the exercise of a grant. If not earlier terminated, the 2004 Plan will expire on July 31, 2014.

     The Compensation Committee has the right, subject to 2004 Plan limitations, to designate the terms and conditions of any stock grant including, without limitation, any vesting schedule and exercise rights. Under the 2004 Plan, stock grants generally terminate upon an employee's termination of employment for reasons other than death, disability or early or normal retirement. Options granted under the 2004 Plan are non-transferable except pursuant to the laws of descent and distribution. Shares reserved for issuance under the 2004 Plan will be registered with the Securities and Exchange Commission on Form S-8 at the time the 2004 Plan becomes effective.

     We have reserved the right to terminate, suspend, discontinue, modify or amend the 2004 Plan in any respect, at any time, except that without the approval of our shareholders, no revision or amendment may change the number of shares of Common Stock subject to the 2004 Plan (other than through the automatic stock adjustments provided by the 2004 Plan), change the designation of the class of employees eligible to receive stock grants, decrease the price at which stock grants may be issued, or remove the administration of the Plan from the Compensation Committee. Notwithstanding this limitation, we will not terminate the 2004 Plan with regard to any outstanding stock grant unless notice of termination is given to the participant and the participant is permitted at least 15 days to exercise any issued and outstanding stock grant, but only if such stock grant is then exercisable.

     The tax consequences to the Company of options granted as an ISO, NSO, or restricted stock grant vary. If the Company issues an ISO, the Company will have no compensation deduction on the date the option is granted. If an employee exercises an ISO and holds the stock until the later of (i) two years from the date the ISO is granted or (ii) one year from the date in which the ISO was exercised, the employee will recognize as capital gain the difference between the amount received in any disposition over the employee's basis (the amount the employee paid for the stock) and the Company will receive no compensation deduction. If an employee disposes of ISO stock before the ISO holding period is met, the disposition is a "disqualifying disposition" and we are entitled to a compensatory deduction equal to the amount the employee recognizes as ordinary income in the year the disqualifying disposition occurs. Generally, this is the difference between the exercise price for the stock and the value of the stock on the date the disqualifying disposition occurs. Amounts recognized on the disqualifying disposition of an ISO are not "wages" for purposes of FICA and FUTA.

     If an option is granted as an NSO, we have no deduction for compensation expense at the time the option is granted, and the employee will recognize no income. If the employee subsequently exercises the option, the difference between the option price and the fair market value of the option stock at the time of exercise is taxable as ordinary income to the employee, and is also treated as wages. We will have a compensation deduction equal to the amount of gain the employee recognizes at the time. Any gain recognized by an employee on the exercise of an NSO is also subject to FICA and FUTA withholding tax.

     If we make a restricted stock grant to any employee, as the 2004 Plan allows us to do, we will receive no deduction until such time as the restrictions on the stock lapse, unless the employee elects to treat the grant as ordinary income at the time the grant is made; in that event the Company would have a compensatory deduction in the same amount. At that time, we would have a deduction for compensation expense equal to the fair market value of the stock, less any amounts the employee is required to pay for the stock. If a restricted stock grant is made to an employee without restrictions, we will have a deduction for compensation paid equal to the fair market value of the stock awarded, less any payment the employee makes.

     The Board of Directors believes that the 2004 Plan is an appropriate vehicle for recognizing employee performance and providing incentives to employees for their continued performance and service to the Company.

                        VOTE REQUIRED AND RECOMMENDATION
                        --------------------------------

     The affirmative vote of a majority of the shares of common stock present or represented by proxy and voting at the Annual Meeting is required for approval of this proposal. The Board of Directors recommends that the stockholders vote FOR approval of the 2004 Plan.

                                PROPOSAL NUMBER 4
          RATIFICATION OF APPOINTMENT OF INDEPENDENT CERTIFIED PUBLIC
                                  ACCOUNTANTS

     On  January  4,  1996,  the  Company engaged King, Weber & Associates, P.C.
("King, Weber") of Tempe, Arizona as its principal accountant to audit the Company's financial statements beginning with the Company's fiscal year ended December 31, 1995. King, Weber audited the Company's financial statements for the fiscal years ending December 31, 1995, 1996, 1997, 1998, 1999 and 2000.
Subsequent to the year ended December 31, 2000, King, Weber changed their name to Weber & Company, P.C. ("Weber & Co."). Subsequent to the year ended December 31, 2001, Weber & Co. changed their name to Epstein, Weber & Conover, P.L.C. ("EWC"). The Board of Directors has appointed EWC to audit the Company's financial statements for the fiscal year ended December 31, 2004. It is not anticipated that a representative of EWC will be present at the Annual Meeting to respond to questions or to make a statement.

                        VOTE REQUIRED AND RECOMMENDATION
                        --------------------------------

     The affirmative vote of a majority of the shares of common stock present or represented by proxy and voting at the Annual Meeting is required for approval of this proposal. The Board of Directors recommends that the stockholders vote FOR ratification of the Board of Director's appointment of EWC as the Company's independent certified public accountants for the fiscal year ending December 31, 2004.

     The chart below sets forth the fees paid to EWC for audit and other services for the years ended December 31, 2003 and 2002.

                                                2003    2002
                                               ------  ------
               Audit Fees                      17,430  17,500
               Audit - Related Fees             7,400   7,650
               Tax Fees                             0       0
               All Other Fees                     300       0

     Other than the audit of the Company, EWC did not perform any other services for the Company.

                              CORPORATE GOVERNANCE

MEETINGS AND COMPENSATION OF THE BOARD OF DIRECTORS

Board  of  Directors
--------------------

     The Company's affairs are managed by the Board of Directors. During the year ended December 31, 2003, the Board of Directors met once and held one (1) meeting via unanimous consent in lieu of a special meeting. A majority of the directors was present at each meeting, all constituting a quorum. In addition to regularly scheduled meetings, a number of Directors were involved in numerous informal discussions with management, offering advice and suggestions on a broad range of corporate matters.

Director's  Compensation
------------------------

     Directors receive no compensation for serving on the Board of Directors.

COMMITTEES OF THE BOARD OF DIRECTORS

     The Board of Directors has established two committees, which are authorized to act on behalf of the Board of Directors in their respective spheres: The Audit Committee and the Compensation Committee.

AUDIT  COMMITTEE

     The Audit Committee for 2003 was composed of Samuel Lam, O. Lee Tawes, III and Carmen Choi. The Audit Committee met once during the year ended December 31, 2003. The Audit Committee is comprised of directors who meet the Sarbanes-Oxley Act of 2002 standards for independence. The Audit Committee operates pursuant to a written charter detailing its duties. In June 2002, the Audit Committee amended and restated its charter to comply with certain requirements of the Sarbanes-Oxley Act of 2002. In performing its duties, the Audit Committee, as required by applicable Securities and Exchange Commission Rules, issues a report recommending to the Board of Directors, that the Company's audited financial statements be included in the Company's Annual Report on Form 10-KSB, and certain other matters, including the independence of the Company's outside public accountants. The Report of the Audit Committee is set forth below.

     The Audit Committee Report shall not be deemed to be incorporated by reference into any filing made by the Company under the Securities Act of 1933 or the Securities Exchange Act of 1934, notwithstanding any general statement contained in any such filings incorporating this Proxy Statement by reference, except to the extent the Company incorporates such report by specific reference.

                                    REPORT OF
                               THE AUDIT COMMITTEE
                         OF BAYWOOD INTERNATIONAL, INC.

     The Board of Directors of the Company has appointed an Audit Committee. The functions of the Audit Committee are focused on: (1) the adequacy of the Company's internal controls and financial reporting process and the reliability of the Company's financial statements, (2) the independence of the Company's external auditors, and (3) the Company's compliance with legal and regulatory requirements.

     The Audit Committee meets periodically to discuss the adequacies of the Company's internal financial controls and the objectivity of its financial reporting. The Committee also meets with the Company's independent auditors. For the fiscal year ending December 31, 2003, Samuel Lam, O. Lee Tawes, III and Carmen Choi comprised the Audit Committee.

     The Company retains independent public accountants who are responsible for conducting an independent audit of the Company's financial statements, in accordance with generally accepted auditing standards and issuing a report thereon. In performing its duties, the Audit Committee has discussed the Company's financial statements with management and the Company's independent auditors and, in issuing this report, has relied upon the responses and information provided to the Audit Committee by each of them.

     Management of the Company has primary responsibility for the Company's financial statements and the overall reporting process, including maintenance of the Company's system of internal controls. The independent auditors audit the annual financial statements prepared by management, and express an opinion as to whether those financial statements fairly present the financial position, results of operation and cash flows of the Company in conformance with generally accepted accounting principles, and discuss with the Audit Committee any issues they believe should be raised.

     For the fiscal year ending December 31, 2003, the Audit Committee:

     (1) Reviewed and discussed the audited financial statements with management of the Company;

     (2) Discussed with Epstein, Weber & Conover, P.C., the independent auditors of the Company, the matters required to be discussed by Statement on Accounting Standards No. 61 (communications with Audit Committees); and

     (3) Reviewed and discussed the written disclosures and the letter from the Company's independent auditors the matters relating to the auditor's independence from the Company.

     Based upon the Audit Committee's review and discussion of the matters above, the Audit Committee recommends to the Board of Directors of the Company that the audited financial statements be included in the Company's Annual Report on Form 10-KSB for the year ended December 31, 2003, filed with the Securities and Exchange Commission.

O. Lee Tawes, III, Chairman                                       March 30, 2004

Samuel Lam, Member                                                March 30, 2004

COMPENSATION  COMMITTEE

     The Compensation Committee for the year ended December 31, 2003, was comprised of Samuel Lam, O. Lee Tawes, III and Carmen Choi. The Compensation Committee met once during the fiscal year ending December 31, 2003. The Compensation Committee's duties include administering grants under stock option plans, reviewing and approving salaries and other matters related to compensation of the executive officers of the Company.

OTHER  COMMITTEES

     We don not maintain any other standing committees of the Board of Directors.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     The following table sets forth certain information regarding shares of common stock beneficially owned as of March 25, 2004, by (i) each person or group, known to the Company, who beneficially owns more than 5% of the common stock; (ii) each of the Company's officers and directors; and (iii) all officers and directors as a group. The percentage of beneficial ownership is based on 32,768,235 shares outstanding on March 25, 2004, plus, for each person or group, any securities that person or group has the right to acquire within 60 days pursuant to options, warrants, conversion privileges or other rights. Unless otherwise indicated, the following persons have sole voting and investment power with respect to the number of shares set forth opposite their names:

     Security Ownership of Certain Beneficial Owners

      (1)                (2)                   (3)              (4)


                 Name and Address of    Amount and Nature     Percent
Title of Class     Beneficial Owner    of Beneficial Owner   of Class
---------------  --------------------  --------------------  ---------
    Common          Linda Lee (1)            2,423,647          5.1%
                   Hong Kong, China

    Common         Francis Choi (2)         19,301,587         40.5%
                   Hong Kong, China

  Preferred        Francis Choi (2)           805,625          95.2%

     (1) Ms. Lee is a citizen of Hong Kong, China. Ms. Lee owns 2,423,647 common shares.

     (2) Mr. Choi is a citizen of Hong Kong, China. Mr. Choi holds 7,301,587 common shares, 800,000 shares of Class "E" Preferred Stock that are convertible into 8,000,000 restricted common shares of the Company, 5,625 of Class "F" Preferred Stock with a stated value of $450,000 and 4,000,000 warrants to purchase 4,000,000 restricted common shares of the Company at an exercise price of $0.20.

     Security Ownership of Management

      (1)                    (2)                      (3)              (4)


                     Name and Address of       Amount and Nature     Percent
Title of Class        Beneficial Owner        of Beneficial Owner   of Class
---------------  ---------------------------  --------------------  ---------

    Common          Neil Reithinger (1)(3)          2,702,640          5.7%
                       Scottsdale, AZ

    Common          Karl H. Rullich (2)(3)          2,422,000          5.1%
                       Scottsdale, AZ

  Preferred       Karl H. Rullich (2)(3)(4)           5,625              -
                       Scottsdale, AZ

    Common          O. Lee Tawes, III (3)           1,875,000          3.9%
                        New York, NY

    Common            Carmen Choi (3)(4)             200,000             -
                      Hong Kong, China

    Common            Samuel Lam (3)(4)              200,000             -
                      Hong Kong, China

    Common        All Officers and Directors        7,405,265         15.5%
                       as a Group (1)

     (1) Mr. Reithinger is the Company's Chairman of the Board, President and Chief Executive Officer. He holds 782,000 common shares; an option granted January 29, 1997, which expires January 29, 2007 to purchase 20,000 common shares at $0.42 per share; an option granted February 26, 1998, which expires February 26, 2008 to purchase 100,000 common shares at $0.13 per share; and an option granted May 13, 1999, which expires May 13, 2009 to purchase 2,500,000 common shares at $0.15 per share with 300,000 options to purchase shares vesting immediately; 350,000 options to purchase shares vesting when revenues reach $3.0 million annually; 350,000 options to purchase shares vesting when the market price of the Common Stock reaches $1.00; 400,000 options to purchase shares vesting when revenues reach $5.0 million annually; 500,000 options to purchase shares vesting when revenues reach $10.0 million annually; and 600,000 options to purchase shares when revenues reach $15.0 million annually. Mr. Reithinger also holds an option granted on March 22, 2002, which expires March 22, 2012 to purchase 600,000 common shares at $0.08 per share, and warrants to purchase 550,640 common shares at exercise prices ranging from $0.08 to $0.20 that were issued in connection with certain loans to the Company in 1999 and 2000. Members of Mr. Reithinger's immediate family hold approximately an additional 325,000 common shares for which Mr. Reithinger disclaims all beneficial interest and control.

     (2)  Mr.  Rullich  is  Vice-President,  Secretary  and  a  Director  of the
Company. Mr. Rullich beneficially owns 2,022,000 common shares, an option granted on March 22, 2002 which expires March 22, 2012 to purchase 400,000 common shares at $0.08 per share, and 5,625 of Class "F" Preferred Stock with a stated value of $450,000.

     (3)  Director

     (4)  Less  than  one  percent

SECURITIES AUTHORIZED FOR ISSUANCE UNDER EQUITY COMPENSATION PLANS

     The following table provides information as of December 31, 2003, regarding the Company's 1996 Stock Option Plan compensation under which our equity securities are authorized for issuance:

EQUITY COMPENSATION PLAN INFORMATION

PLAN CATEGORY                      NUMBER OF           WEIGHTED-         NUMBER OF SECURITIES
                                SECURITIES TO BE    AVERAGE EXERCISE   REMAINING AVAILABLE FOR
                                  ISSUED UPON           PRICE OF        FUTURE ISSUANCE UNDER
                                  EXERCISE OF         OUTSTANDING        EQUITY COMPENSATION
                                  OUTSTANDING           OPTIONS,           PLANS (EXCLUDING
                               OPTIONS, WARRANTS      WARRANTS AND     SECURITIES REFLECTED IN
                                   AND RIGHTS            RIGHTS              COLUMN (a))

                                      (a)                 (b)                    (c)
-----------------------------  ------------------  ------------------  ------------------------
Equity compensation plans               4,962,500  $             0.12                 1,012,500
approved by security holders
-----------------------------  ------------------  ------------------  ------------------------
Equity compensation plans not                 -0-                 -0-                       -0-
approved by security holders
-----------------------------  ------------------  ------------------  ------------------------
          Total                         4,962,500  $             0.12                 1,012,500
-----------------------------  ------------------  ------------------  ------------------------

     At the time of the filing of this Proxy Statement, we are unable to determine the amounts and benefits that will be received or allocated to our officers and employees under the 2004 Plan.

EXECUTIVE  COMPENSATION

Summary  Compensation  Table

     Summary compensation information for Mr. Neil Reithinger, the Company's Chief Executive Officer for the year ended December 31, 2003 (the only "named executive officer" within the meaning of Regulation S-B, Item 402(a)(2) Instruction (1)), is as follows:

    (a)       (b)      (c)         (d)          (e)           (f)           (g)          (h)        (i)
                                           Other Annual/   Restricte     Securities
Name and                                      Deferred      d Stock      Underlying      LTIP    All Other
Principal                                   Compensation     Awards    Options/SAR's   Payouts    Compen-
Position     Year   Salary ($)  Bonus ($)       ($)           ($)           (#)          ($)     sation ($)
-----------  -----  ----------  ---------  --------------  ----------  --------------  --------  ----------
Mr.             03      48,000        -0-          24,000         -0-             -0-       -0-         -0-
Reithinger      02      54,750        -0-          17,250         -0-         907,500       -0-         -0-
C.E.O.          01      27,000        -0-          42,500         -0-             -0-       -0-         -0-

DIRECTORS

Director Compensation Table

(a)                    (b)       (c)         (d)         (e)            (f)

                                                                     Number of
                     Annual              Consulting     Number       Securities
                    Retainer   Meeting   Fees/Other       of         Underlying
Name                Fees ($)   Fees ($)   Fees ($)    Shares (#)  Options/SARs (#)
------------------  ---------  --------  -----------  ----------  ----------------
Neil Reithinger       -0-        -0-         -0-          -0-            -0-

Karl H. Rullich       -0-        -0-         -0-          -0-            -0-

O. Lee Tawes, III     -0-        -0-         -0-          -0-            -0-

Carmen Choi           -0-        -0-         -0-          -0-            -0-

Samuel Lam            -0-        -0-         -0-          -0-            -0-

EMPLOYMENT  CONTRACTS

     There are currently no employment contracts, severance or change-in-control agreements with any of the named executive officers of the Company.

ADDITIONAL INFORMATION CONCERNING THE BOARD OF DIRECTORS OF THE COMPANY

     During the year ended December 31, 2003, the Board of Directors met once and held one (1) meeting via unanimous consent in lieu of a special meeting. A majority of the directors was present at each meeting, all constituting a quorum. In addition to regularly scheduled meetings, a number of Directors were involved in numerous informal discussions with management, offering advice and suggestions on a broad range of corporate matters.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Certain  Business  Relationships

     The Company borrowed $75,000 and $144,150 from officers and directors in the years ended December 31, 2003, and 2002, respectively. Total notes payable and accrued interest due to officers and directors at December 31, 2003, was $434,461 and $241,335, respectively. Interest expense on debt to officers and directors was $18,278 and $7,982 for the years ended December 31, 2003 and 2002 respectively.

     In the year ended December 31, 2000, the Company's single largest shareholder established Hong Kong Trustful Pharmaceutical Company Limited ("HKTPCO") as the sole marketer and distributor of the Company's products for all of Asia. Sales to HKTPCO were 23% of net sales, or approximately $656,000, for the year ended December 31, 2003, and 21% of net sales, or approximately $725,000 for the year ended December 31, 2002. Management believes that this arrangement will produce a considerable amount of revenue for the Company in future periods.

     Two of the Company's officers have deferred payment of salaries. The accrued salaries to these individuals were $221,708 at December 31, 2003.

     The Company has adopted a policy that transactions with affiliated persons or entities will be on terms no less favorable than those that could be obtained from unaffiliated third parties on an arm's length basis, and that any such transaction must be reviewed and approved by the Company's independent directors and/or the Company's Audit Committee.

COMPLIANCE WITH SECTION 16(a) OF THE SECURITIES EXCHANGE ACT OF 1934

     Section 16(a) of the Securities Exchange Act of 1934 requires the Company's directors, executive officers and persons who own more than 10% of a registered class of the Company's securities to file with the SEC reports of ownership and changes in ownership of common stock and other equity securities of the Company. Officers, directors and greater than 10% beneficial owners are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file. Based solely upon a review of the copies of such reports furnished to the Company, or written representations that no other reports were required, we believe that during the 2003 fiscal year, all Section 16(a) filing requirements applicable to the Company's directors, executive officers and greater than 10% beneficial owners were complied with.

                         STOCKHOLDER PROPOSALS FOR 2005
                       AND NOMINEES TO BOARD OF DIRECTORS

     Proposals of stockholders intended to be presented at the Company's 2005 Annual Meeting of Stockholders must be in writing and received by the Company by no later than September 30, 2004.

     The Board of Directors will consider nominees to the Board of Directors recommended by stockholders. To have a nominee considered by the Board of Directors for the 2005 Annual Meeting of the Company, the nomination must be in writing and the stockholder must provide the Board of Directors with the name of the nominee proposed by the stockholder, together with a resum of the proposed nominee setting forth the nominee's qualifications to serve as a Director for the Company, on or before September 30, 2004.

                           INCORPORATION BY REFERENCE


     The Company's Annual Report on Form 10-KSB for the period ending December 31, 2003, is hereby incorporated by reference into this Proxy Statement for purposes of disclosing the financial information required by Items 11 and 13 of
Schedule 14A of the Securities and Exchange Act of 1934.


                                  OTHER MATTERS

     The cost of soliciting proxies will be borne by the Company and will consist primarily of printing, postage and handling, including the expenses of brokerage houses, custodians, nominees, and fiduciaries in forwarding documents to beneficial owners. Solicitations also may be made by the Company's officers, directors, or employees, personally or by telephone.

Scottsdale,  Arizona
June  11,  2004

BAYWOOD  INTERNATIONAL,  INC.

/s/  Neil  Reithinger
---------------------

Neil  Reithinger
Chairman of the Board, Chief Executive Officer and President

                                    EXHIBIT 1
                                    ---------

                Amendment Language for Articles of Incorporation

                                  Article Four

     The amount of the total authorized capital stock the corporation shall have the authority to issue is One Hundred Million (100,000,000) shares of Common Stock, each having a par value of $0.001.

     Each share of Common Stock issued and outstanding shall be entitled to one vote for all matters. Dividends shall be declared and paid only out of funds legally available therefore. Shares of such stock may be issued for such consideration and for such corporate purposes as the Board of Directors may from time to time determine. Fully paid stock of this corporation shall not be liable to any further call or assessment.

                                    EXHIBIT 2
                                    ---------


                           BAYWOOD INTERNATIONAL, INC.
                             2004 STOCK OPTION PLAN

                           BAYWOOD INTERNATIONAL, INC.
                             2004 STOCK OPTION PLAN
                                TABLE OF CONTENTS


                                                                            Page
                                                                            ----
Section 1.  Definitions. . . . . . . . . . . . . . . . . . . . . . . . . .    22
-----------------------
Section 2.  Shares Reserved for Stock Grants . . . . . . . . . . . . . . .    23
--------------------------------------------
2.1  Shares Reserved For Stock Grants. . . . . . . . . . . . . . . . . . .    23
---  --------------------------------
2.2  Adjustment to Shares. . . . . . . . . . . . . . . . . . . . . . . . .    23
---  --------------------
2.3  Number of Stock Grants; Partial Exercise. . . . . . . . . . . . . . .    24
---  ----------------------------------------
Section 3.  Plan Eligibility . . . . . . . . . . . . . . . . . . . . . . .    24
----------------------------
3.1  General . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    24
---  -------
3.2  Stock Option Plan . . . . . . . . . . . . . . . . . . . . . . . . . .    24
---  -----------------
3.3  Independent Directors Plan. . . . . . . . . . . . . . . . . . . . . .    24
---  --------------------------
Section 4.  Stock Option Plan. . . . . . . . . . . . . . . . . . . . . . .    24
-----------------------------
4.1  Award of Stock Grant. . . . . . . . . . . . . . . . . . . . . . . . .    24
---  --------------------
4.2  ISOs. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    24
---  ----
(a)  Fair Market Value of ISO. . . . . . . . . . . . . . . . . . . . . . .    24
---  ------------------------
(b)  Disposition of ISO Stock. . . . . . . . . . . . . . . . . . . . . . .    24
---  ------------------------
(c)  Insolvent Participants. . . . . . . . . . . . . . . . . . . . . . . .    25
---  ----------------------
(d)  Construction. . . . . . . . . . . . . . . . . . . . . . . . . . . . .    25
---  ------------
4.3  Option or Purchase Price. . . . . . . . . . . . . . . . . . . . . . .    25
---  ------------------------
4.4  Limitation on Period in Which to Grant or Exercise Options. . . . . .    25
---  ----------------------------------------------------------
Section 5.  Independent Directors Plan . . . . . . . . . . . . . . . . . .    25
--------------------------------------
5.1  Grants to Directors; Forfeiture . . . . . . . . . . . . . . . . . . .    25
---  -------------------------------
5.2  Holding Period. . . . . . . . . . . . . . . . . . . . . . . . . . . .    25
---  --------------
5.3  Existing Options. . . . . . . . . . . . . . . . . . . . . . . . . . .    26
---  ----------------
Section 6.  Administration . . . . . . . . . . . . . . . . . . . . . . . .    26
--------------------------
6.1  Administrative Committee. . . . . . . . . . . . . . . . . . . . . . .    26
---  ------------------------
6.2  Administration of the Plan. . . . . . . . . . . . . . . . . . . . . .    26
---  --------------------------
Section 7.  General Provisions . . . . . . . . . . . . . . . . . . . . . .    26
------------------------------
7.1  Grant Agreement . . . . . . . . . . . . . . . . . . . . . . . . . . .    26
---  ---------------
7.2  Mergers or Consolidations . . . . . . . . . . . . . . . . . . . . . .    27
---  -------------------------
7.3  Termination of Employment . . . . . . . . . . . . . . . . . . . . . .    27
---  -------------------------
7.4  Payment for Stock . . . . . . . . . . . . . . . . . . . . . . . . . .    27
---  -----------------
7.5  Compliance With Applicable Laws and Regulations . . . . . . . . . . .    27
---  -----------------------------------------------
7.6  No Right to Employment. . . . . . . . . . . . . . . . . . . . . . . .    27
---  ----------------------
7.7  Taxes . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    28
---  -----
7.8  Expenses. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    28
---  --------
7.9  Unfunded Benefits . . . . . . . . . . . . . . . . . . . . . . . . . .    28
---  -----------------
7.10 Transferability . . . . . . . . . . . . . . . . . . . . . . . . . . .    28
---- ---------------
7.11 Expiration Date of Plan . . . . . . . . . . . . . . . . . . . . . . .    28
---- -----------------------
7.12 Corporate Action. . . . . . . . . . . . . . . . . . . . . . . . . . .    28
---- ----------------
7.13 Rights as a Shareholder . . . . . . . . . . . . . . . . . . . . . . .    28
---- -----------------------
7.14 Investment Purpose. . . . . . . . . . . . . . . . . . . . . . . . . .    28
---- ------------------
7.15 Investment Letter . . . . . . . . . . . . . . . . . . . . . . . . . .    28
---- -----------------
7.16 Termination or Amendment of the Plan. . . . . . . . . . . . . . . . .    29
---- ------------------------------------
7.17 Application of Funds. . . . . . . . . . . . . . . . . . . . . . . . .    29
---- --------------------
7.18 Obligation to Exercise Grant. . . . . . . . . . . . . . . . . . . . .    29
---- ----------------------------
7.19 Approval of Shareholders; Termination of Plan . . . . . . . . . . . .    29
---- ---------------------------------------------
7.20 Governing Law . . . . . . . . . . . . . . . . . . . . . . . . . . . .    29
---- -------------

                           BAYWOOD INTERNATIONAL, INC.
                             2004 STOCK OPTION PLAN

                                     PURPOSE
                                     -------

     This 2004 Baywood International, Inc. Stock Option Plan (the "Stock Option Plan" or the "Plan") has been adopted to (a) provide certain key employees of the Company (as defined below) with an opportunity to purchase the common stock of Baywood as an incentive to continue employment with the Company and to work for the long-term growth, development, and financial success of the Company; (b) attract qualified independent directors by providing the grant of certain nonqualified stock options to independent directors as compensation for their services, subject to the discretion of the Company's Board of Directors; and (c) attract, motivate, and retain the services of critical persons of the Company and its subsidiaries and reward such persons by the issuance of Stock Grants so that these persons will contribute to and participate in the long-term performance of the Company.

SECTION 1.  DEFINITIONS.
            -----------

          The following terms shall have the meanings set forth below, unless context otherwise requires.

          "Baywood" means Baywood International, Inc., a Nevada corporation, and its successors in interest.

          "Beneficiary" means the person or persons designated by a Participant as his beneficiary.

          "Board of Directors" or "Board" means the Board of Directors of Baywood.

          "Code" means the Internal Revenue Code of 1986, as amended from time to time.

          "Committee" means the Compensation Committee of the Board of Directors, which shall be appointed in accordance with the procedures described in Section 6, except that, in the case of a Stock Option granted to an Independent Director (as defined below), "Committee" shall mean the Board of Directors of Baywood International, Inc., excluding any Independent Director who is a participant in the Plan.

          "Company" means Baywood and any subsidiary of Baywood that is treated as a "subsidiary" under section 425 of the Code.

          "Division" means Sections 4 and 5 of this Plan.

          "Effective Date" means August 1, 2004.

          "ISO" means an incentive stock option granted a Participant under
Section 4 of this Plan and which qualifies as an incentive stock option under section 422 of the Code. To the extent this Plan has authorized the Committee to grant ISOs, this Plan shall be interpreted and construed so as to qualify as an incentive stock option plan under Section 422 of the Code and the regulations thereunder.

          "Independent Director" means a director of the Company who is not an officer, employee or 10% shareholder of the Company.

     "Independent Directors Plan" means the Independent Directors Automatic Stock Option Plan set forth in Section 5.

          "NSO" means any option granted under this Plan that is not an ISO.

          "Participant" means any employee, independent director or person of the Company who has been selected by the Committee to participate in the Plan.

          "Plan" means the Baywood International, Inc. 2004 Stock Option Plan, effective as of August 1, 2004.

          "Plan Year" means the calendar year.

          "Restricted Stock Grant" means the right granted a Participant to purchase Restricted Stock at a price determined by the Committee, and subject to such restrictions and conditions as may be determined by the Compensation Committee.

          "Restricted Stock" means stock sold to a Participant pursuant to a Restricted Stock Grant.

          "Stock" means the common stock of Baywood, par value $0.001 per share.

          "Stock Option" means any ISO or NSO granted to a Participant under this Plan, which is evidenced by a writing executed by the Participant and by an authorized member of the Committee.

          "Stock Grant" means the award of a Stock Option or a Restricted Stock Grant made under any Division of this Plan.

     "Stock Grant Agreement" means the written Agreement between the Company and a Participant evidencing a Stock Grant.

SECTION 2.  SHARES RESERVED FOR STOCK GRANTS.
            --------------------------------

          2.1 SHARES RESERVED FOR STOCK GRANTS. There shall be reserved for the
              --------------------------------
Stock Grants pursuant to all Divisions of this Plan 5,000,000 shares of the presently authorized but unissued Stock. Of this amount, 1,000,000 shares of Stock are reserved for Stock Grants under the Independent Directors Plan. The balance of the Shares reserved for Stock Grants may be awarded under any other Division of this Plan; provided, however, that in no event shall the aggregate number of shares of Stock subject to all Stock Grants made under this Plan exceed 5,000,000 shares of Stock, except as described in Section 2.2 below.

          2.2 ADJUSTMENT TO SHARES. The aggregate number of shares of Stock
              --------------------
which may be issued pursuant to Stock Grants made under this Plan shall be automatically adjusted, without further action by the Board or the shareholders of Baywood, to reflect changes in the capitalization of Baywood, such as stock dividends, stock splits, reverse stock splits, subdivisions, reorganizations or reclassification, or any similar recapitalization that affects or modifies the number of shares of Stock issued and outstanding at any time. The adjustment of shares of Stock reserved for Stock Grants under this Section shall not cause shares of Stock subject to a Stock Grant Agreement to be automatically adjusted, unless the Stock Grant Agreement specifically requires such an adjustment.

          2.3 NUMBER OF STOCK GRANTS; PARTIAL EXERCISE. More than one Stock
              ----------------------------------------
Grant may be made to the same Participant, and Stock Grants may be subject to partial exercise, as the Committee may in its discretion determine. If any Stock Grant made under this Plan expires or is terminated without being exercised, or after being partially exercised, the shares of Stock allocated to the unexercised portion of a Stock Grant shall revert to the pool of shares reserved in Section 2.1 and shall again be available for Stock Grants made under this Plan.

SECTION 3.  PLAN ELIGIBILITY.
            ----------------

          3.1 GENERAL. The Committee, subject to the following limitations,
              -------
shall from time to time designate those persons who will be Participants in this Plan, subject to the following rules:

          3.2 STOCK OPTION PLAN. Only full-time employees of the Company, who,
              -----------------
in the sole judgment of the Committee, (i) are qualified by position, training, ability, and responsibility to contribute substantially to the progress of the Company; (ii) have a material, positive effect on the results of the operations of the Company; or (iii) are key employees or critical consultants (as determined by the Committee), shall be eligible to participate in the Stock Option Plan described in Section 4.

          3.3 INDEPENDENT DIRECTORS PLAN. Independent Directors of the Company
              --------------------------
shall be automatically eligible to participate in the Independent Directors Plan described in Section 5.

SECTION 4.  STOCK OPTION PLAN.
            -----------------

          4.1 AWARD OF STOCK GRANT. The Committee may award Stock Grants to a
              --------------------
Participant in the form of Stock Options (including, without limitation, "ISO"s, "NSO"s) or Restricted Stock Grants under this Section 4, in any combination. At the time a Stock Grant is awarded under this Section 4, the Committee shall designate the number of shares of Stock subject to the grant and indicate whether such grant is an ISO, NSO or a Restricted Stock Grant.

          4.2 ISOS. The following rules shall apply to any Stock Options granted
              ----
as ISOs, in addition to any other provisions of this plan that may be applicable.

               (a) FAIR MARKET VALUE OF ISO. The aggregate fair market value of
                   ------------------------
Stock subject to an ISO granted under this Section 4 (determined without regard to this Section 4.2) exercisable for the first time by any Participant during any calendar year (under all plans of the Company) shall not exceed $100,000. The preceding sentence shall be applied by taking ISOs into account in the order in which they were granted hereunder. If any ISO is granted that exceeds the limitations of this Section 4.2 at the first time it is exercisable, it shall not be invalid, but shall constitute, and be treated as, an NSO to the extent of such excess. For purposes of this Plan, the fair market value of the Stock subject to any ISO shall be determined by the Committee without regard to any restriction other than a restriction which, by its terms, will never lapse.

               (b) DISPOSITION OF ISO STOCK. No Stock issued in connection with
                   ------------------------
a Participant's exercise of an ISO may be disposed of by the Participant within two years from the date the option is granted nor within one year after the date such Stock is issued to the Participant and be eligible for treatment as an ISO; provided, however, unless otherwise provided in the Stock Grant Agreement, these holding periods shall not apply if the Stock Option is exercised after the death of a Participant by the estate of such Participant, or by a person who acquired the right to exercise such option by bequest or inheritance or by reason of the death of a deceased Participant.

               (c) INSOLVENT PARTICIPANTS. No disposition of Stock described in
                   ----------------------
Section 422(c)(3) of the Code, which was acquired pursuant to the exercise of an ISO, shall constitute a disposition of Stock in violation of Section (b) of this Section.

               (d) CONSTRUCTION. Any ISOs granted under this Plan shall be
                   ------------
construed to meet the requirements of Section 422 of the Code and the regulations thereunder.

          4.3 OPTION OR PURCHASE PRICE. Each Stock Option shall state the
              ------------------------
exercise price of the option, which, in the case of an ISO, shall not be less than 100% of the fair market value of the optioned Stock on the date the Stock Option is granted, as provided below. Any Restricted Stock Grant shall state the price at which the Restricted Stock may be purchased. In the case of a Participant who, at the time the ISO is granted, owns shares of Stock possessing more than 10% of the total combined voting power of all classes of stock of the Company (or any parent or subsidiary), the exercise price of such ISO shall be not less than 110% of the fair market value of Stock on the date the option is granted, and, in no event shall such option be exercisable after the expiration of five years from the date such option is granted. The exercise price for any share of stock subject to an NSO, the purchase price under a Restricted Stock Grant or any Stock Option granted to a director shall not be less than 85% of the fair market value of a share of the Stock as of the date of grant. The fair market value of a share of Stock shall equal the ninety (90) day average closing price for such stock leading up to and including the closing price on the date of grant, as reported by the Over the Counter Bulletin Board (OTCBB), or the applicable national securities market on which the Company's common stock is traded. If for any reason the Company's Stock is not publicly traded on a national securities market or not listed on OTCBB, the Committee shall evaluate all factors which the Committee believes are relevant in determining the fair market value of a share of Stock and, the Committee, in good faith and exercising its business judgment, shall establish the fair market value of the Stock as of the date an option is granted.

          4.4 LIMITATION ON PERIOD IN WHICH TO GRANT OR EXERCISE OPTIONS. No ISO
              ----------------------------------------------------------
shall be granted under this Plan more than 10 years after the earlier of (i) the date the Plan is initially adopted by the Board or (ii) the date the Plan is approved by the shareholders of Baywood. Any Stock Grant, other than an ISO, made under the Plan may be exercised within any reasonable term and may be granted any time prior to the termination or expiration of the Plan. In no event shall an ISO granted under this Plan be exercised after the expiration of 10 years from the date such ISO is granted. Any provision of this Plan to the contrary notwithstanding, the Committee may, in its sole discretion, grant any Participant an NSO which, if provided in the Stock Grant Agreement, may be exercised after the termination of the Participant's employment with the Company.

SECTION 5.  INDEPENDENT DIRECTORS PLAN.
            --------------------------
          5.1 GRANTS TO DIRECTORS; FORFEITURE. Independent Directors are
              -------------------------------
eligible to receive NSO grants or director compensation if the Committee determines necessary from time to time. The NSO shall be subject to forfeiture if the director resigns within one year of the date of his election as an Independent Director. Except as otherwise provided in any written agreement between the Company and the Independent Director, any NSO granted hereunder expires on the earlier of (i) ten years after the date of grant; (ii) one year after such independent director terminates his services as a director of the Company; (iii) the expiration date stated in the Stock Grant Agreement (as this term is defined in the Plan); or (iv) any earlier date provided by this Division.

          5.2 HOLDING PERIOD. Any Stock Option granted to an Independent
              --------------
Director may not be exercised for at least six (6) months following the date such Stock Option is granted.

          5.3 EXISTING OPTIONS. All Stock Options granted by the Company to
              ----------------
Independent Directors, including options issued prior to the date hereof, shall be subject to the terms and conditions of this Section 5.

SECTION 6.  ADMINISTRATION.
            --------------

          6.1 ADMINISTRATIVE COMMITTEE. This Plan shall be administered by the
              ------------------------
Compensation Committee of the Board of Directors. The Committee shall serve at the pleasure of the Board, and the Board may, from time to time, remove members from, or add members to, the Committee. Vacancies on the Committee, however caused, shall be filled by the Board. No member of the Committee shall participate in or take any action with respect to any Stock Grant made with respect to such member, except as otherwise provided herein. The Committee may appoint delegates to act for and on its behalf. The Committee shall select one of its members as Chairman and shall hold meetings at such times and places as it may determine. A majority of the Committee at a meeting at which a quorum is present, or acts reduced to or approved in writing by a majority of the members of the Committee, shall be valid acts of the Committee. No member of the Board or the Committee shall be liable for any action or determination made in good faith with respect to this Plan or any option granted hereunder.

          6.2 ADMINISTRATION OF THE PLAN. The Committee may adopt rules and
              --------------------------
procedures for administration of the Plan, to the extent such rules and procedures are not inconsistent herewith, which shall be of general application to all Participants and all Stock Grants issued pursuant to the Plan. Subject to the provisions of this Plan, the Committee shall have the sole, final, and conclusive discretion and authority to construe and interpret the Plan, including, without limitation, authority to determine:

          (1) Those employee, independent director or persons of the Company who will become Participants and the terms and conditions of their eligibility;

          (2)  The nature and amount of such Stock Grants;

          (3) All terms and conditions of each Stock Grant, including, without limitation:

               (i) The number of shares of Stock for which a Stock Grant is made;

               (ii) The price to be paid, if any, for Stock upon exercise of a
                    Stock Grant;

              (iii) The terms and conditions of the exercise;

               (iv) The terms of payment of the exercise price of a grant;

               (v) Any conditions to which the grant or its exercise may be subject; and

               (vi) Any restrictions or limitations placed on Stock issued pursuant to the exercise of a Stock Grant.

SECTION 7.  GENERAL PROVISIONS.
            ------------------

          7.1 GRANT AGREEMENT. Each Stock Grant made under this Plan shall be
              ---------------
evidenced by a Stock Grant Agreement and shall be executed by Baywood and the Participant. The Stock Grant Agreement shall contain any terms and conditions required by this Plan and such other terms and conditions as the Committee, in its sole discretion, may require, including, without limitation, restrictions on the transferability of any Stock which are not inconsistent with the Plan.

          7.2 MERGERS OR CONSOLIDATIONS. If Baywood at any time dissolves or
              -------------------------
undergoes a reorganization, including, without limitation, a merger or consolidation with any other corporation, in any manner or form whatsoever, and the surviving corporation is not Baywood and does not agree to assume the options granted pursuant to this Plan or to substitute options in place thereof, the Stock Grants made under this Plan may be terminated, subject to the procedures set forth in this Section. Prior to any termination of this Plan or the Stock Grants made hereunder, each Participant holding an outstanding Stock Grant not yet exercised shall be notified of such termination and shall be provided a reasonable period of not less than fifteen (15) days in which to exercise such Stock Option prior to its termination, to the extent such option is then exercisable. The Committee may, in its sole discretion, prescribe such terms and conditions as the Committee deems appropriate and authorize the exercise of such Stock Grants with respect to all shares covered in the event of a merger or consolidation. Any Stock Grant not exercised in accordance with such prescribed terms and conditions shall terminate as of the date specified by the Committee, and simultaneously, the Plan itself shall be terminated without further order of the Company or the Board of Directors.

          7.3 TERMINATION OF EMPLOYMENT. Except as provided in Sections 5.1,
              -------------------------
7.10 or as otherwise permitted by this Plan (or any Stock Grant Agreement), any Stock Grant made pursuant to this Plan shall immediately terminate upon a Participant's termination of employment with the Company, unless such termination of employment occurs by reason of the death or retirement (including early retirement, if approved by the Committee) of the Participant or on account of the permanent and total disability of the Participant (as such term is defined in Section 22(e)(3) of the Code and the regulations therein). Upon retirement, a Participant (or the administrator or conservator of the Participant's estate) may, subject to Section 4.4(a) of the Plan, exercise any Stock Grant in full within three months of retirement or, if the Participant retired or terminated employment on account of "permanent and total disability" (as that term is defined in Section 22(e)(3) of the Code), within one year of retirement. Should a Participant die while in the employment of the Company or within three months after retirement, the Participant's personal representative of his or her estate or other person who acquired the right to exercise such Stock Grant by bequest or inheritance or by reason of the death of the deceased Participant may, subject to Section 4.4(a) of the Plan or any contrary provision of the Stock Grant Agreement, exercise the option in full within two years from the date of the Participant's death, unless such exercise period would disqualify such ISO as an incentive stock option under Section 422 of the Code, but the Committee, with the consent of the Participant, may waive this limitation.

          7.4 PAYMENT FOR STOCK. The exercise price for any shares of Stock
              -----------------
acquired through the whole or partial exercise of any Stock Grant shall be paid in cash or immediately available funds, or in Stock with a current market value equal to all or a part of the exercise price, or both.

          7.5 COMPLIANCE WITH APPLICABLE LAWS AND REGULATIONS. Stock Grants made
              -----------------------------------------------
under this Plan shall contain such provisions with respect to compliance with applicable federal and state law as the Committee, with the advice of Baywood's counsel, may deem appropriate, including, without limitation, any provision necessary to comply with state or federal securities laws.

          7.6 NO RIGHT TO EMPLOYMENT. Designation of an employee as a
              ----------------------
Participant in this Plan for any purpose shall not confer on the employee the right to continue in the employment of the Company or any right to receive a Stock Grant for any Plan Year.

          7.7 TAXES. A Participant shall be responsible for paying any taxes
              -----
with respect to a Stock Grant. The Company is hereby authorized to deduct any taxes that may be applicable from the dollar value of any Stock Grant to a Participant, including, without limitation, FICA or FUTA.

          7.8 EXPENSES. All expenses incurred in connection with the
              --------
administration of this Plan shall be borne by the Company, except as any Stock Grant Agreement may otherwise provide.

          7.9 UNFUNDED BENEFITS. Nothing in this Plan shall be construed as
              -----------------
requiring the Company to establish a trust or to fund this Plan, or to create a trust of any kind or any fiduciary relationship between the Company and any Participant, employee or Beneficiary.

          7.10 TRANSFERABILITY. Except as otherwise expressly permitted by this
               ---------------
Plan, no Stock Grant made under this Plan shall be transferable by the Participant other than by will or by the laws of descent and distribution. During a Participant's lifetime, a Stock Grant made hereunder shall be exercisable only by the Participant and only if at all times during the period of time beginning on the date the Stock Grant is made and ending on the day three months (or one year, in the case of an employee, Independent Director or key person who retires on account of becoming "permanently and totally disabled" within the meaning of that term under section 22(e)(3) of the Code) before the date of exercise of such Stock Grant, such Participant was an employee, director or consultant of the Company (or a corporation or a parent corporation or subsidiary corporation of a corporation assuming an option in a transaction to which section 424(a) of the Code applies).

          7.11 EXPIRATION DATE OF PLAN. If not earlier terminated, this Plan
               -----------------------
shall expire on July 31, 2014. In no event shall any Stock Option be granted under this Plan after July 31, 2014. In no event shall any ISO be granted under this Plan after July 30, 2014.

          7.12 CORPORATE ACTION. The issuance of a Stock Grant pursuant to this
               ----------------
Plan shall not affect in any way the right or power of Baywood to make adjustments, reclassifications, reorganizations, or changes of any kind to its capital or business structure or to merge, consolidate, dissolve, liquidate, sell or transfer all or any part of its business or assets.

          7.13 RIGHTS AS A SHAREHOLDER. A Participant shall have no rights as a
               -----------------------
shareholder of Baywood with respect to any shares of Stock subject to a Stock Grant made hereunder until the date of the issuance of a stock certificate to the Participant for such shares pursuant to such Stock Grant. Except as provided in Section 2.2, no adjustment shall be made for dividends (ordinary or extraordinary, whether in cash, securities, or other property) or distributions or other rights for which the record date precedes the date a stock certificate is issued to a Participant upon exercise of a Stock Grant.

          7.14 INVESTMENT PURPOSE. Unless the Stock received pursuant to a Stock
               ------------------
Grant issued under this Plan is registered with the Securities and Exchange Commission, each Stock Grant is subject to the condition that the issuance of the Stock Grant and any Stock issued upon exercise of the Stock Grant is for investment purposes only, and not with a view to the subsequent resale or distribution of such Stock, unless such Stock is registered under the Securities Act of 1933, as amended, or an exemption from registration is available.

          7.15 INVESTMENT LETTER. Any Participant exercising a Stock Grant
               -----------------
shall, as a condition to such exercise, execute and deliver to Baywood an investment letter in such form as the Board of Directors or the Committee, with the advice of the Company's legal counsel, may from time to time require.

          7.16 TERMINATION OR AMENDMENT OF THE PLAN. The Board may terminate,
               ------------------------------------
suspend, discontinue, modify or amend this Plan in any respect whatsoever, except that, without approval of the shareholders of Baywood, no such revision or amendment shall change the number of shares of stock of Baywood subject to the Plan, change the designation of the class of employees eligible to receive options, decrease the price at which options may be granted or remove the administration of the Plan from the Committee. The preceding sentence notwithstanding, the Company may not terminate this Plan with respect to any issued and outstanding Stock Grant unless it gives the Participant notice of termination and not less than 15 days in which to exercise such Stock Grant, but only if such Stock Grant is then exercisable.

          7.17 APPLICATION OF FUNDS. The proceeds received by Baywood from the
               --------------------
sale of shares of Stock pursuant to the exercise of Stock Grants shall be used for general corporate purposes.

          7.18 OBLIGATION TO EXERCISE GRANT. A Stock Grant made hereunder shall
               ----------------------------
impose no obligation on the Participant to exercise such grant.

          7.19 APPROVAL OF SHAREHOLDERS; TERMINATION OF PLAN. This amended and
               ---------------------------------------------
restated Plan, shall be effective as of the Amended Effective Date, subject to the approval of the shareholders of Baywood who hold a majority of the issued and outstanding shares of all classes of stock of Baywood, which approval must occur within the period beginning 12 months before and ending 12 months after July 16, 2004. The Committee may cause Stock Grants to be made under the Plan, subject to the Plan being approved by Baywood's shareholders within the period described above.

          7.20 GOVERNING LAW. The Plan shall be governed by and construed under
               -------------
the laws of the State of Arizona.

          IN WITNESS WHEREOF, the foregoing Plan was approved by the Board of Directors on July 16, 2004, and by a majority of the shareholders of Baywood on July 16, 2004, and is executed by the undersigned officers of Baywood, being duly authorized to do so.


BAYWOOD INTERNATIONAL, INC.,
a Nevada corporation


By                                             By:
  ------------------------------------            ------------------------------
  Neil Reithinger, Chief Executive Officer        Karl Rullich, Secretary

                            CERTIFICATION OF BAYWOOD
                            ------------------------

          IN WITNESS WHEREOF, this Plan was adopted by the Board of Directors of Baywood International, Inc. ("Baywood") on July 16, 2004, subject to the condition that it be approved by the shareholders of Baywood on or before August 1, 2004, and was executed by the Chairman of the Board of Baywood and its Secretary as of August 1, 2004.

          DATED as of this ____ day of August, 2004.


                                   BAYWOOD INTERNATIONAL, INC., a
                                   Nevada corporation

                                   By
                                     -------------------------------------------
                                     Karl Rullich, Secretary